UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 5, 2015

QUIDEL CORPORATION (Exact name of Registrant as specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-10961 (Commission File Number)	94-2573850 (IRS Employer Identification No.)

12544 High Bluff Drive, Suite 200 San Diego, California (Address of Principal Executive Offices)		92130 (Zip Code)
Registrant's telephone number, including area code: (858) 552-1100

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective February 5, 2015, the Compensation Committee of the Board of Directors of Quidel Corporation (the “Company”) approved the Company’s 2015 cash incentive plan applicable to the Company’s executive officers and other members of senior management for the Company’s fiscal year ending December 31, 2015 (the “2015 Cash Incentive Compensation Plan”).  Payout under the 2015 Cash Incentive Compensation Plan is predicated upon achievement of (i) revenue targets for core products, (ii) revenue targets for new products, (iii) an earnings-per-share goal, and (iv) defined impact goals, with each of the foregoing as determined by the Board of Directors and/or its Compensation Committee, for the Company’s 2015 fiscal year.  A description of the 2015 Cash Incentive Compensation Plan and related target bonuses are set forth on Exhibit 10.1 hereto and are incorporated by reference herein.

In addition, a description of the Company’s current Employee Deferred Bonus Compensation Program, applicable for 2015 and as previously adopted by the Compensation Committee for prior years, is set forth on Exhibit 10.2 hereto and is incorporated by reference herein (the “2015 Employee Deferred Bonus Compensation Program”).

On February 5, 2015, the Compensation Committee also approved the Company’s 2015 Equity Incentive Plan (the “2015 Equity Incentive Plan”). The 2015 Equity Incentive Plan provides for grants of equity awards to eligible employees of the Company, including the Company’s executive officers, subject to the terms described below and as set forth on Exhibit 10.3 hereto.

Under the 2015 Equity Incentive Plan, each participating employee receives equity incentive awards in the form of (i) non-qualified stock options; and (ii) time-based restricted stock units. The vesting period for the non-qualified stock options and restricted stock units is over four years with the first 50% of such equity awards vesting at the end of the second-year anniversary of the grant date and the remainder vesting 25% annually on each of the following two anniversaries thereafter.

On February 5, 2015, the Compensation Committee approved an increase in the annual base salary for each of the Company’s executive officers, with all such annual base salary increases effective as of the Company’s pay period beginning on February 9, 2015 (collectively and as set forth on Exhibit 10.4 hereto, the “2015 Annual Base Salaries”). The 2015 Annual Base Salaries are set forth on Exhibit 10.4 hereto and are incorporated by reference herein.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.
The following exhibit is furnished with this current report on Form 8-K:

Exhibit Number	Description of Exhibit

10.1	2015 Cash Incentive Compensation Plan.
10.2	2015 Employee Deferred Bonus Compensation Program.
10.3	2015 Equity Incentive Plan Grants to the Company’s Executive Officers.
10.4	2015 Annual Base Salaries for the Company’s Executive Officers, effective as of February 9, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 9, 2015

QUIDEL CORPORATION

By:	/s/ Robert J. Bujarski
Name:	Robert J. Bujarski
Its:	Senior Vice President, Business Development and General Counsel

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1	2015 Cash Incentive Compensation Plan.
10.2	2015 Employee Deferred Bonus Compensation Program.
10.3	2015 Equity Incentive Plan Grants to the Company’s Executive Officers.
10.4	2015 Annual Base Salaries for the Company’s Executive Officers, effective as of February 9, 2015.